--------------------------------------------------------------------------------
                         FORM N-4, ITEM 24(b)(4)(4.16)
            TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY WITH GMDB (SBR)
                             CONTRACT TDA.GMDB.OM-K
                      OMNI PATRIOT TDA VOLUNTARY CONTRACT
--------------------------------------------------------------------------------



CONTRACT NUMBER:                            [GA XX,XXX]

CONTRACTHOLDER:                             [ABC SCHOOL]

DATE OF ISSUE:                              [JANUARY 2, 2002]

CONTRACT DATE:                              [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:                 [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                          AMERICAN UNITED LIFE INSURANCE COMPANY

                                          By   /s/ Jerry D. Semler

                                          Chairman of the Board,
                                          President, & Chief Executive Officer

                                          Attest

                                          Secretary

                               AUL American Series
                    TDA Multiple-Fund Group Variable Annuity
                  with Guaranteed Minimum Death Benefit [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].


TDA.GMDB.OM-K                                          [(SBR)]

                                TABLE OF CONTENTS

SECTION 1  DEFINITIONS                                                      [3]

SECTION 2  ADMINISTRATION OF PARTICIPANT ACCOUNTS                           [7]

         2.1---- How Contributions Are Handled
         2.2---- Transfers from Other Retirement Programs
         2.3---- Excess Contributions

SECTION 3 - OPERATION OF FIXED INTEREST ACCOUNT                             [8]

         3.1----- Allocations to Participant Accounts
         3.2----- Provision of Guaranteed Rates for Interest Pockets 3.3----- Renewal of Guaranteed Rates
         3.4----- Minimum Rate Guarantee
         3.5----- Allocation of Withdrawals
         3.6----- Limitation on Contributions and Transfers to FIA

SECTION 4  VALUATION OF INVESTMENT ACCOUNTS                                 [9]

         4.1---- Operation of Investment Accounts
         4.2---- Valuation of Mutual Funds, Portfolios, and Other Entities 4.3---- Accumulation Units
         4.4---- Value of Accumulation Units
         4.5---- Valuing Participant Accounts

 SECTION 5  BENEFIT PAYMENTS, TRANSFERS, AND LOANS                         [10]

         5.1---- General Withdrawal Provisions
         5.2---- Benefit Payments
         5.3---- Transfers Between Investment Options
         5.4---- Transfers to and from the FIA
         5.5---- Loans from the FIA

 SECTION 6 - ANNUITIES                                                     [14]

         6.1---- Annuity Purchases
         6.2---- Annuity Options
         6.3---- Determining Annuity Amount
         6.4---- Proof of Age and Survival; Minimum Payments
         6.5---- Annuity Certificates

SECTION 7  OTHER CONTRACT CHARGES                                          [15]

         7.1---- Investment Option Charge (IOC)
         7.2---- Taxes
         7.3---- Other Charges

         7.4---- Reduction or Waiver of Charges

         [(use if VIP requested)]
         [7.5---- Variable Investment Plus (VIP) Credit Factor]

SECTION 8  CONTRACT MODIFICATIONS                                          [16]

         8.1---- Contract Amendment
         8.2---- Rates and Section 7 Charges
         8.3---- Conformance with Law
         8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
         8.6---- Prohibited Amendments

SECTION 9  GENERAL PROVISIONS                                              [18]

         9.1---- Ownership
         9.2---- Entire Contract
         9.3---- Benefit Determinations
         9.4---- Termination of Contract
         9.5---- Representations and Warranties
         9.6---- [Contractholder] Representative; Misstatement of Data 9.7---- Form of Request, Notice, Instruction, or Direction 9.8---- [Quarterly] Statement of Account Value
         9.9---- Conformity with Law
         9.10--- Gender and Number
         9.11--- Facility of Payment
         9.12--- Voting
         9.13--- Acceptance of New Participants or Contributions
         9.14--- Our Annual Statement
         9.15--- Nonforfeitability and Nontransferability
         9.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [20]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [21]

[TABLE OF INVESTMENT ACCOUNTS]                                             [22]

                              SECTION 1 DEFINITIONS

1.1  "Account Value" for a Participant Account as of a date is:

     (a) that account's balance of funds in the Fixed Interest Account (FIA), if any, on that date; plus

     (b) the value of that account's Accumulation Units in each Investment Account on that date.

1.2 "Accumulation Unit" is a valuation device used to measure increases in and decreases to the value of any Investment Account.

1.3 "Annuity Commencement Date" is the first day of the month an annuity begins under this contract. This date may not be later than the date a Participant's periodic benefits are required to commence under the Code.

1.4 "Business Day" is any day both the New York Stock Exchange and our Home Office are open for the general conduct of business.

1.5 "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings thereunder.

1.6 The "First Contract Anniversary" is listed on the contract face page. Subsequent "Contract Anniversaries" are on the same day of each subsequent year.

1.7 "Contract Quarter" is each of the four successive threemonth periods in a Contract Year.

1.8 The first "Contract Year" starts on the Contract Date and ends on the day before the First Contract Anniversary. Each subsequent Contract Year starts on a Contract Anniversary and ends on the day before the next Contract Anniversary.

1.9 "Contributions" are funds which can be allocated to Participant Accounts according to your instructions and which have been paid to us or transferred from a prior AUL group annuity contract or a prior funding medium. Such transferred funds may be listed under categories other than "Contributions" on annual and quarterly reporting.

1.10 A "Contribution-Source" means each type of Contribution, including "Elective Deferrals," which means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A Contribution made under a salary reduction agreement is not treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

1.11 "Death Benefit" is the greater of:

     (a) the Participant's Account Value as of the date the Death Benefit is calculated, or

     (b) (1) the Guaranteed Minimum Death Benefit (GMDB) on the Contract Anniversary immediately preceding the date of the Participant's death, increased by

          (2) any Contributions made for the Participant since the last Contract Anniversary, reduced proportionately to reflect

          (3) any withdrawals by the Participant since the last Contract Anniversary.

1.12 "Excess Contributions" are Contributions in excess of the applicable Code limits.

1.13 "Fixed  Interest  Account" or "FIA" is an  Investment  Option  described in
     Section 3 to which Contributions may be allocated for accumulation at the Guaranteed Rates. [The FIA funds constitute a portion of our general asset account.]

1.14 The "Guaranteed Minimum Death Benefit" or "GMDB" prior to the first Contract Anniversary is equal to the Contributions made for a Participant minus any of his withdrawals or loans. On each Contract Anniversary prior to, or concurrent with, the Participant's date of death, the GMDB is reset, based on the age of the Participant on his last birthday, as follows:

     (a) For Participants less than 81 years of age, the GMDB is the greater of:

          (1) the Participant's Account Value as of the current Contract Anniversary, or

          (2)  (A)  the   GMDB  as  of  the   immediately   preceding   Contract
               Anniversary; increased by

               (B)  any  Contributions   made  for  the  Participant  since  the
                    immediately preceding Contract Anniversary; and reduced proportionately to reflect

               (C) any withdrawals by the Participant since the immediately preceding Contract Anniversary.

     (b)  For Participants 81 years of age or older, the GMDB is equal to:

          (1) the GMDB as of the immediately preceding Contract Anniversary, increased by

          (2)  any Contributions  made for the Participant since the immediately
               preceding  Contract  Anniversary,   reduced   proportionately  to
               reflect

          (3)  any  withdrawals  by  the   Participant   since  the  immediately
               preceding Contract Anniversary.

     As of the Participant's date of death, the GMDB ceases to increase or decrease in value.

1.15 "Guaranteed Rates" are the guaranteed annual effective rates of interest we credit to each Interest Pocket. We credit interest daily to each Interest Pocket. A Guaranteed Rate may be modified only as described in Section 3.3.

1.16 "Home Office" is our principal office in Indianapolis, Indiana. For anything to be "received by AUL," it must be received at our Home Office.

1.17 "Interest Pocket" means a tracking method which associates funds allocated to the FIA over a specific time period with a specific Guaranteed Rate, as described in Section 3. After the guaranteed period provided in Section 3.3 has elapsed, we may consolidate two or more Interest Pockets in conjunction with the announcement of new Guaranteed Rates.

1.18 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this contract. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust.

1.19 "Investment Option" is the FIA or any Investment Account.

1.20 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.21 "Participant" is any person that has a Participant Account.

1.22 "Participant Account" is an account under this contract for each Participant. Each Contribution-Source is tracked separately within the Participant Account. We credit Contributions to Participant Accounts and Contribution-Sources as [you] direct.

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.

[(Contract Year)]

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under this contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:


                  [During Contract Years         Percentage
                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed [8.5%] of total Contributions allocated to that Participant Account.

[(Participant Account Year)]

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under this contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish the Participant Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date.] The Withdrawal Charge percentage is as follows:

                       [During
             Participant Account Years            Percentage


                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]





     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed [8.5%] of total Contributions allocated to that Participant Account.

1.26 "Withdrawal Value" is a Participant's Account Value, less any Withdrawal Charge, outstanding loan balances, and expense charges due on such loans.

                SECTION 2 ADMINISTRATION OF PARTICIPANT ACCOUNTS

2.1 How Contributions Are Handled: Contributions may vary in amount and frequency. Contributions are credited to the appropriate Contribution-Sources within each Participant Account as [you] direct in [your] allocation instructions. A Participant's initial Contribution is allocated to the Participant Account [by the second Business Day after] we
     (1) receive the initial Contribution or, if later, (2) receive all data necessary to complete the allocation (including data required to establish the Participant Account, the amount of the Participant's Contribution, and Investment Option elections). Subsequent Contributions are allocated to the Participant Account [on the Business Day] we (1) receive that Contribution or, if later, (2) receive all data necessary to complete the allocation.

     If we receive funds which cannot be allocated to a Participant's Account, those funds will be returned to [you] in their entirety or, at our option, only the unallocable portion will be returned to [you], [within 5 Business Days.]

     [(use if no 90-day equity wash allowed)]
     [If we can allocate a Contribution to a Participant's Account, but we have not received his Investment Option elections, the Contribution will be credited to the AUL Money Market Investment Account. Subsequently received Investment Option elections for that Participant will be used to allocate future Contributions only. We will transfer amounts previously allocated for that Participant to the AUL Money Market Investment Account, plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.]

     [(use if 90-day equity wash allowed)]
     [If we can allocate a Contribution to a Participant's Account, but we have not received his Investment Option elections, the Contribution will be credited to the AUL Money Market Investment Account. However, such a Contribution will be credited to the FIA (not the AUL Money Market Investment Account) if you elect the 90-day transfer option outlined in
     Section 5.4(a). Subsequently received Investment Option elections for that Participant will be used to allocate future Contributions only. We will transfer amounts previously allocated for that Participant to the AUL Money Market Investment Account (or the FIA), plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.]

     Participant Account funds may be allocated to Investment Options in any increments acceptable to us. Investment Option elections remain in effect until changed by [the Participant]. A change in Investment Option elections is made by giving us new Investment Option elections.

2.2 Transfers from Other Retirement Programs: [If permitted by applicable state and federal law, we may accept, or may initiate the transfer of, amounts transferred from other retirement programs. Such transferred amounts, as identified to us, are credited as a rollover Contribution under the appropriate Participant Account and are tracked within this contract as required by applicable state and federal law.]

2.3 Excess Contributions: On receipt of instructions from [you or the Participant], we will withdraw Excess Contributions, plus gains and minus losses, from a Participant Account and return them to the [Participant]. Such instructions must state the amount to be returned and certify that such Contributions are Excess Contributions and that such return is permitted by the Code. A return of Excess Contributions is treated like a benefit payment under Section 5.2(a).

     No Participant is permitted to have elective deferral contributions (within the meaning of Code Sectopm 402(g)(3)) made during a calendar year under this contract, or under any other plans, contracts, or arrangements maintained by his employer, in excess of the dollar limitation in effect under Code Section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.

                SECTION 3 -- OPERATION OF FIXED INTEREST ACCOUNT

3.1 Allocations to Participant Accounts: We credit each Participant's Contributions to the FIA based on the information [you] provide. We credit interest daily from the date of the Contribution or transfer to the FIA to the date of withdrawal or transfer from the FIA to an Investment Account.

3.2 Provision of Guaranteed Rates for Interest Pockets: At least [10 days] in advance of each [calendar] [quarter], we will declare a Guaranteed Rate for the Interest Pocket for that [quarter]. All Contributions or transfers hereunder which are allocated to the FIA during that [quarter] will earn interest at that Guaranteed Rate until that [quarterly] pocket matures on [the second January 1] following the [quarter] in which that pocket was established.

3.3 Renewal of Guaranteed Rates: Those [quarterly] Interest Pockets which mature at the same time will be combined into [an annual renewal Interest Pocket]. Funds associated with that [annual renewal Interest Pocket] will earn interest for [a full year] at the Guaranteed Rate declared for that pocket. A new Guaranteed Rate for each [annual renewal Interest Pocket] will be declared [at least 30 days prior to every January 1 for the 5 years following the establishment of that pocket]. An [annual renewal Interest
     Pocket] will mature on [January 1 of the sixth year following its establishment], when it will be combined into [one annual portfolio Interest Pocket]. Funds associated with that [annual portfolio Interest
     Pocket] will earn interest for [a full year] at the Guaranteed Rate for that pocket, which will be declared [at least 30 days prior to every January 1].

3.4 Minimum Rate Guarantee: No Guaranteed Rate may be less than an annual effective interest rate of [3.00%].

3.5 Allocation of Withdrawals: Withdrawals or transfers from the FIA are on a first-in/first-out (FIFO) basis. All amounts paid during an installment payout period are paid from all Investment Options on a pro-rata basis.

3.6 Limitation on Contributions and Transfers to FIA: Except for annuity purchases as described in Section 6.1, we reserve the right to limit or disallow allocation of new Contributions and transfers to the FIA upon [30 days] notice to [you or the Participant].

                   SECTION 4 VALUATION OF INVESTMENT ACCOUNTS

4.1 Operation of Investment Accounts: All income, gains, or losses, realized or unrealized, from assets held in any Investment Account are credited to or charged against the applicable Investment Account without regard to our other income, gains, or losses. Investment Account assets are not chargeable with liabilities arising out of any other business we may conduct.

4.2 Valuation of Mutual Funds, Portfolios, and Other Entities: The current report or prospectus for each Mutual Fund, Portfolio, or other entity listed in the second column of the Table of Investment Accounts describes how that Mutual Fund's, Portfolio's, or other entity's assets are valued.

4.3 Accumulation Units: We credit amounts allocated to an Investment Account in Accumulation Units. The Accumulation Unit value used is the one for the Valuation Period when we allocate the amount to the Investment Account.

4.4 Value of Accumulation Units: We establish the initial Accumulation Unit value for a new Investment Account on the inception date of that Investment Account. The value of an Accumulation Unit for any later Valuation Period reflects [the Section 4.1 income, gains, and losses and the Section 7.1 Investment Option Charge (IOC)]. We determine the Accumulation Unit value before giving effect to any additions, withdrawals, or transfers in the current Valuation Period.

4.5 Valuing Participant Accounts: We determine the Account Value in an Investment Account by multiplying the Accumulation Units in a Participant Account by the Accumulation Unit value. The Accumulation Unit value of an Investment Account changes only on a Business Day.

                SECTION 5 BENEFIT PAYMENTS, TRANSFERS, AND LOANS

5.1 General Withdrawal Provisions: Subject to the following provisions of this Section, the Participant may direct us to withdraw all or a portion of his Account Value pursuant to Section 5.2 to provide a single-sum payment to him.

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

     (b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

     (c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that any distribution of such amount shall not occur until the Participant has either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the IRS), or experienced a hardship (as defined by the IRS). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from this contract which is transferred directly by us pursuant to a Participant's instructions to another Code Section 403(b) tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a benefit for purposes of Section 5.2. Any such withdrawal shall be subject to application of the Withdrawal Charge pursuant to Section 5.2(a).

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) We are not responsible for determining a Participant's compliance with the requirements above. Any withdrawal request submitted by the
          Participant  must  include  certification  as to  the  purpose  of the withdrawal. The Participant assumes full responsibility for determining whether any withdrawal is permitted under applicable law. We may rely solely upon his representations made in the withdrawal request.

     (g) [Withdrawals from a Participant Account's FIA share may not be made in an amount less than the smaller of $500 or the Participant Account's entire FIA share. If a withdrawal reduces the Participant Account's FIA share to less than $500, such remaining share shall also be withdrawn.]

     (h) A withdrawal request is effective, and the Account Value to be applied pursuant to Section 5.2 is determined, on the Business Day that we receive a proper withdrawal request (or due proof of death, if received later).

     (i) We will pay any cash lump-sum to the Participant within [7 days] from the appropriate Business Day as determined in Subsection (h) above, except as we may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer the payment of amounts withdrawn from the FIA for a period of up to [6 months] after we receive the withdrawal request.

     (j) Where a Participant has outstanding loans under this contract, a partial withdrawal by a Participant from the FIA is permitted only to the extent that the Participant's remaining FIA Withdrawal Value equals [twice the total of his outstanding loans under this contract].

5.2  Benefit Payments:

     (a) Subject to the limitations provided in Section 5.1 and Subsections (b) and (c) below, the Participant may direct us to withdraw all or a portion of his Account Value (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus his outstanding loan balance under this contract and any unpaid expense charges due on such loans) to provide a single-sum payment to him to pay [benefits for retirement, death, disability, termination of employment, hardships, or required minimum distribution benefits pursuant to Code Section 401(a)(9). Such a withdrawal is not subject to a Withdrawal Charge.]

     (b) Other benefits not listed in Subsection (a) above, and direct transfers under Section 5.1(d), are subject to a Withdrawal Charge. For these benefits and transfers, if the entire Account Value is withdrawn, the amount paid equals the Withdrawal Value (minus any charges described in Section 7 which are not included in the Accumulation Unit value and minus the Participant's outstanding loan balance under this contract and any unpaid expense charges due on such loans). In all other instances, the Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge, any charges described in Section 7 which are not included in the Accumulation Unit value, his outstanding loan balance under this contract, and any unpaid expense charges due on such loans.

     (c) Regarding death benefits specifically, upon receipt of instructions and of due proof of the Participant's (and, if applicable, the beneficiary's) death prior to the date the Participant Account is closed, we will apply the Account Value of the Participant Account (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus the Participant's outstanding loan balance under this contract and any unpaid expense charges due on such loans) for the purpose of providing a Death Benefit. The Death Benefit will be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary.

                  The Death Benefit will be payable:

     (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus the Participant's outstanding loan balance under this contract and any unpaid expense charges due on such loans) must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

     (2)  as an annuity in accordance  with the Annuity Options shown in Section
          6.2 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

     If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to the Participant's death.

5.3 Transfers between Investment Options: The Participant may direct us to transfer amounts between Investment Options. Transfers are effective on [the Business Day we receive the transfer direction]. Transfer directions for a Participant Account may be made [daily on any Business Day]. We will make the transfer as requested within [7 days] from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the FIA for a period of up to [6 months] after we receive the transfer request.

     [Where a Participant has outstanding loans under this contract, a transfer from the FIA is permitted only to the extent that the Participant's remaining FIA Withdrawal Value equals twice the total of his outstanding loans under this contract.]

[(use if no 90-day equity wash allowed)]

5.4  Transfers to and from the FIA:

     [(a) If a Participant's FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, he may transfer any amount from the FIA.

     (b) If a Participant's FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of his FIA Account Value as of the first day of that Contract Year less amounts previously transferred by him during that Contract Year may be transferred by him from the FIA as of the date we receive the transfer request. ]

[(use if 90-day equity wash allowed)]

5.4  Transfers to and from the FIA:

     [(a) If you do not make  available  to  Participants  any of the  Competing
          Investment Accounts identified in the Table of Investment Accounts, once a Participant transfers funds from the FIA to an Investment Account, he may transfer funds to the FIA only after 90 days have elapsed since the date of his last transfer from the FIA.

     (b) If you make available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, the 90-day transfer restriction discussed in Subsection (a) above does not apply.
          Instead:

          (1) if a Participant's FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, he may transfer any amount from the FIA.

          (2) if a Participant's FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of his FIA Account Value as of the first day of that Contract Year less amounts previously transferred by him during that Contract Year may be transferred by him from the FIA as of the date we receive the transfer request.]

5.5  Loans from the FIA:

     (a) A Participant who has a FIA Account Value may borrow money from us, using that FIA Account Value as the only security for the loan, by submitting a proper written request to us. The minimum amount of any single loan is $2,000 (or $1,000, if required by state law). The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Participant's FIA Withdrawal Value, or (2) $50,000. The Participant's FIA Withdrawal Value, which must be at least twice the amount of the outstanding loan balance, serves as security for the loan, and continues to earn interest. Our payment of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the loan effective date. We declare the loan interest rate at the beginning of each calendar quarter (or calendar year, if required by state law). The interest rate charged is equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan (or as of October of the previous calendar year, if required by state law), as published by Moody's Investors Service. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. (If required by state law, if the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, we will declare such reduced interest rate to be in effect during the next succeeding calendar year.) The loan balance is also subject to a loan expense charge equal to 2% (if allowed by state law) of each loan repayment.

     (c) Loans to Participants must be repaid to us within a term of 5 years, unless the Participant certifies to us that the loan is to be used to acquire his principal residence, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, we deduct the 2% (if allowed by state law) expense charge from the repayment, and apply the balance of the repayment first to any accrued interest and then to the outstanding loan principal.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l02% (if allowed by state law) of the total of all the Participant's loan balances equals his FIA Withdrawal Value, then we deduct these balances plus an expense charge equal to 2% (if allowed by state law) of the outstanding loan balances from his FIA share. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account are permitted only to the extent that his remaining FIA Withdrawal Value equals twice the total of any of his outstanding loans under the contract. All loan balances plus the 2% (if allowed by state law) expense charge must be paid or satisfied in full before any amount from the Participant's share of the FIA is paid as a full withdrawal, as a Death Benefit, upon annuitization, or as another permitted distribution.

     (e) We may modify the loan restrictions or limitations stated above in this Section, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by us.

                              SECTION 6 - ANNUITIES

6.1 Annuity Purchases: The Participant may withdraw all or a portion of his Account Value (minus any charges described in Section Section 7 that are not included in the Accumulation Unit value and minus his outstanding loan balance under this contract and any unpaid expense charges due on such loans) to provide an annuity benefit. Such a withdrawal is not subject to a Withdrawal Charge. [On the date we receive an annuity purchase request, we transfer the entire Participant Account to the FIA. Such amounts remain in the FIA until the full Account Value (reflecting interest earned on such amounts in the FIA) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, such Participant Account funds are no longer maintained in this contract.]

     The Participant's annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, any contingent annuitant or beneficiary, and any additional information we require. If the Participant or any contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount which the Participant may apply to purchase an annuity is [$10,000].

6.2 Annuity Options: The Participant may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond the life expectancy of a Participant or the joint life expectancy of a Participant and any contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the factors reflected in the Table of Guaranteed Immediate Annuities attached to this contract. However, if our current single premium, nonparticipating, immediate annuity rates for this class of group annuity contracts produce a higher monthly annuity than the Table of Guaranteed Immediate Annuities, then that more favorable annuity rate is applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms.

                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are made available to Participants as required under NASD rules.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.

6.2 Taxes: We may deduct charges equal to any premium tax we incur from the balance applied to purchase an annuity or at such other time as premium taxes are incurred by us. We may also deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3 Other Charges: [We apply those charges listed in the Table of Contract Charges.]

7.4  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge  or  the  charges  discussed  above  if  the  appropriate   expenses
     associated with the sale or administration of any contract are reduced.

     [(use if VIP requested)]

[7.5 Variable  Investment  Plus (VIP) Credit  Factor:  We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table below. The sum of these products is divided by the aggregate monthend Account Value in all Investment Accounts. We multiply the resulting percentage by each Participant's monthend Account Value in each Investment Account, and add the resulting amount to the Participant's Account Value for that Investment Account.

           Aggregate MonthEnd Account Value
           allocated to Investment Accounts          Annual VIP Credit Factors
              First  $   750,000                               0.10%
              Next   $   750,000                               0.30%
              Next   $ 1,000,000                               0.45%
              Next   $ 2,500,000                               0.75%
              Next   $ 5,000,000                               0.85%
              Over   $10,000,000                               0.95%

     The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses you have selected and agreed to in your AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to you prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to you prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.]

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: You and we may agree to any change or amendment to this Contract without the consent of any other person or entity. This contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 [and the charge level listed in item (1) of the Table of Contract Charges] using the procedures of Section 8.5. For the charge listed in [item (2)] of the Table of Contract Charges, we may not exceed the maximum charge level listed therein.

8.3 Conformance with Law: We may amend this contract at any time, without your consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or Participants the benefit of, any provisions of federal or state laws. Any such amendment will be delivered to you prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the contract. Where required under applicable law, we will not substitute any shares attributable to a Participant's interest in any Investment Account without notice, your approval or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts. 8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of this contract (except for those prohibited amendments listed in Section 8.6) by giving you [60 days] notice of such modification. Any such modification is effective without your affirmative assent.

8.6      Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the maximum charge level listed in [item (2)] of the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to this contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to Participant Account balances held in the FIA on the modification's effective date.

                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them under this contract. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

9.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: The Participant shall furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on his instructions and certifications with respect to his benefits.

9.4 Termination of Contract: This contract terminates automatically if no amounts remain in either the FIA or any Investment Account. [You] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [you] are notified by us in writing of this fact.

9.5 Representations and Warranties: You and we mutually represent and warrant, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution or performance of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

9.6 [Contractholder] Representative; Misstatement of Data: [You] may designate a representative to act on [your] behalf under Sections 2 or 3. We may rely on any information [you, your] designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [you, your] designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

9.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

9.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

9.11 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for such Participant, contingent annuitant, or beneficiary, we may pay the person or persons named in such power of attorney. Any such payment fully discharges us to the extent of such payment.

9.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) The Participants have the voting interest under this contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which we may receive voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from Participants and from all other contractholders. If no timely voting instructions are received, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

     To the extent permitted by applicable law, we may vote shares in our own right or may modify the above procedures to reflect changes in the law or its interpretation.

     We will provide prospectuses and other reports as required by applicable federal law.

9.13 Acceptance of New Participants or Contributions: We may refuse to accept new Participants or new Contributions at any time.

9.14 Our Annual Statement: No provision of this contract controls, determines, or modifies any annual statement made by us to any insurance department, contractholder, regulatory body, or other person. Nor does anything in such annual statement control, determine, or modify the provisions of this contract.

9.15 Nonforfeitability and Nontransferability: The entire Withdrawal Value of a Participant Account under this contract is nonforfeitable at all times. No sum payable under this contract with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than us. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

9.16 Notice of Annual Meeting of Members: By-law, Art II, Sec. 2: the regular annual meeting of the members of American United Mutual Insurance Holding Company shall be held at its principal place of business on [the third Thursday in February each year at ten o'clock A.M.] local time or at such other location, place, or time as may be designated by the Board of Directors. The election of directors shall be held at the annual meeting.

                           [TABLE OF CONTRACT CHARGES

     (1) Participant Account Charge: We deduct a Participant Account Charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant
          Account is in effect. This charge is to be prorated among each Contribution-Source and each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the contract, the Participant Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn.

          There is no such charge for a Participant for any Contract Quarter in which the Participant's Account Value on the last day of that quarter is greater than $25,000.

     (2) Charge for Non-Electronic Transfers: We deduct from a Participant's Account a service fee of up to $5 for his non-electronic transfers between Investment Options.

     (3) Investment Advice Provider Fee: We bill the Participant for an Investment Advice Provider Fee in an amount separately agreed upon by the Participant and the third-party investment advice provider, if permitted under applicable law, regulations, and rulings. Alternatively, we may assess this Investment Advice Provider Fee against the Account of each Participant who utilizes the investment advice provider's services if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. No portion of this fee will be retained by us.]

                    [TABLE OF GUARANTEED IMMEDIATE ANNUITIES

                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

                                                    10YEAR CERTAIN
           ADJUSTED AGE       LIFE ANNUITY         AND LIFE ANNUITY

               45                2.9690                 2.9632
               46                3.0190                 3.0124
               47                3.0715                 3.0641
               48                3.1269                 3.1185
               49                3.1852                 3.1756

               50                3.2466                 3.2357
               51                3.3115                 3.2988
               52                3.3800                 3.3653
               53                3.4525                 3.4352
               54                3.5291                 3.5088

               55                3.6104                 3.5863
               56                3.6966                 3.6678
               57                3.7881                 3.7536
               58                3.8850                 3.8437
               59                3.9877                 3.9382

               60                4.0964                 4.0374
               61                4.2115                 4.1414
               62                4.3334                 4.2505
               63                4.4626                 4.3650
               64                4.5994                 4.4850

               65                4.7442                 4.6108
               66                4.8977                 4.7425
               67                5.0608                 4.8804
               68                5.2347                 5.0250
               69                5.4213                 5.1766

               70                5.6229                 5.3356
               71                5.8412                 5.5020
               72                6.0778                 5.6755
               73                6.3336                 5.8552
               74                6.6097                 6.0404

               75                6.9084                 6.2302

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 times (Birth Year 1915)] rounded to the nearest integer.

Guaranteed purchase rates are 96% of the net single premium for the benefit provided based on the unprojected 1994 Group Annuity Reserving Table for females with interest at 2%.]

                          TABLE OF INVESTMENT ACCOUNTS

The following Investment Accounts are made available to [you] under this contract. By completing a form we require, [you] may restrict the Investment Accounts [you] make available to [your] Participants. Amounts allocated to any
Investment Account identified below are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity listed below.

[(use if 90-day equity wash allowed)]
[The Competing Investment Accounts marked with an asterisk (*) are not available if you do not want the FIA 20% annual transfer restriction provided in Section5.4(b) to apply.

Investment Account                                      Mutual Fund, Portfolio, or Other Entity
------------------                                      ---------------------------------------

AUL American Aggressive Investor Portfolio              AUL American Aggressive Investor Portfolio
AUL American Bond                                       AUL American Bond
AUL American Conservative Investor Portfolio            AUL American Conservative Investor Portfolio
AUL American Equity                                     AUL American Equity
AUL American Managed                                    AUL American Managed
AUL American Moderate Investor Portfolio                AUL American Moderate Investor Portfolio
AUL American Money Market *                             AUL American Money Market
AUL American Tactical Asset Allocation Portfolio        AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                   Alger American Growth
Alger American Balanced                                 Alger American Balanced
Alger American Leveraged All Cap                        Alger American Leveraged All Cap
American Century Equity Income                          American Century Equity Income
American Century Income and Growth                      American Century Income and Growth
American Century International Growth                   American Century International Growth
American Century Select                                 American Century Select
American Century Small Cap Value                        American Century Small Cap Value
American Century Ultra                                  American Century Ultra
American Century VP Capital Appreciation                American Century VP Capital Appreciation
Calvert Social MidCap Growth                            Calvert Social MidCap Growth
Fidelity VIP EquityIncome                               Fidelity VIP EquityIncome
Fidelity VIP Growth                                     Fidelity VIP Growth
Fidelity VIP High Income                                Fidelity VIP High Income
Fidelity VIP Overseas                                   Fidelity VIP Overseas
Fidelity VIP II Asset Manager                           Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                              Fidelity VIP II Contrafund
INVESCO Dynamics                                        INVESCO Dynamics
INVESCO Energy                                          INVESCO Energy
INVESCO Financial Services                              INVESCO Financial Services
INVESCO Health Sciences                                 INVESCO Health Sciences
INVESCO Technology                                      INVESCO Technology
INVESCO Telecommunications                              INVESCO Telecommunications
Janus Aspen Series Flexible Income Portfolio            Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio           Janus Aspen Series Worldwide Growth Portfolio
PBHG Emerging Growth Fund                               PBHG Emerging Growth Fund
PBHG Growth II                                          PBHG Growth II
PBHG Ins. Technology and Communication                  PBHG Ins. Technology and Communication
PBHG Large Cap Value Fund                               PBHG Large Cap Value Fund
SAFECO Resources Series Trust Equity Portfolio          SAFECO Resources Series Trust Equity Portfolio
SAFECO Resources Series Trust Growth Portfolio          SAFECO Resources Series Trust Growth Portfolio
State Street Equity 500 Index Fund                      State Street Equity 500 Index Fund
T. Rowe Price Equity Income Portfolio                   T. Rowe Price Equity Income Portfolio
T. Rowe Price European Stock                            T. Rowe Price European Stock
Vanguard Explorer                                       Vanguard Explorer
Vanguard ShortTerm Federal *                            Vanguard ShortTerm Federal]

          THE FOLLOWING PAGES ARE SPECIAL STATES PAGES THAT WERE FILED

                 FOR FORM TDA.GMDB.OM-K. (EACH PAGE REFLECTS THE

                               APPROPRIATE STATE.)

     in Section 3.3 has elapsed, we may consolidate two or more Interest Pockets in conjunction with the announcement of new Guaranteed Rates.

1.18 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this contract. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust.

1.19 "Investment Option" is the FIA or any Investment Account.

1.20 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.21 "Participant" is any person that has a Participant Account.

1.22 "Participant Account" is an account under this contract for each Participant. Each Contribution-Source is tracked separately within the Participant Account. We credit Contributions to Participant Accounts and Contribution-Sources as [you] direct.

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next BusinessDay.

[(Contract Account Year)]
1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under this contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:


                  [During Contract Years         Percentage
                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 8.5% of total Contributions allocated to that Participant Account.

[(Participant Account Year)]
1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under this contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The

TDA.GMDB.OM-K                                                 (CT)  [(SBR)]   5
     percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish the Participant Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date.] The Withdrawal Charge percentage is as follows:

                       [During
             Participant Account Years            Percentage


                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]


     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 8.5% of total Contributions allocated to that Participant Account.

1.26 "Withdrawal Value" is a Participant's Account Value, less any Withdrawal Charge, outstanding loan balances, and expense charges due on such loans.

TDA.GMDB.OM-K                              (CT)              [(SBR)]          6

     (2) if a Participant's FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of his FIA Account Value as of the first day of that Contract Year less amounts previously transferred by him during that Contract Year may be transferred by him from the FIA as of the date we receive the transfer request.]


5.5  Loans from the FIA:

     (a) A Participant who has a FIA Account Value may borrow money from us, using that FIA Account Value as the only security for the loan, by submitting a proper written request to us. The minimum amount of any single loan is $2,000 (or $1,000, if required by state law). The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Participant's FIA Withdrawal Value, or (2) $50,000. The Participant's FIA Withdrawal Value, which must be at least twice the amount of the outstanding loan balance, serves as security for the loan, and continues to earn interest. Our payment of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the loan effective date. We declare the loan interest rate at the beginning of each calendar quarter (or calendar year, if required by state law). The interest rate charged is equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan (or as of October of the previous calendar year, if required by state law), as published by Moody's Investors Service. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. (If required by state law, if the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, we will declare such reduced interest rate to be in effect during the next succeeding calendar year.)

     (c) Loans to Participants must be repaid to us within a term of 5 years, unless the Participant certifies to us that the loan is to be used to acquire his principal residence, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, we apply the repayment first to any accrued interest and then to the outstanding loan principle.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l00% of the total of all the Participant's loan balances equals his FIA Withdrawal Value, then we deduct these balances from his FIA share. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account are permitted only to the extent that his remaining FIA Withdrawal Value equals twice the total of any of his outstanding loans under the contract. All loan balances must be paid or satisfied in full before any amount from the Participant's share of the FIA is paid as a full withdrawal, as a Death Benefit, upon annuitization, or as another permitted distribution.

     (e) We may modify the loan restrictions or limitations stated above in this Section, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by us.


TDA.GMDB.OM-K                             (CT)              [(SBR)]          13

        7.4---- Reduction or Waiver of Charges

        [(use if VIP requested)]
        [7.5----- Variable Investment Plus (VIP) Credit Factor]

SECTION 8  CONTRACT MODIFICATIONS                                          [16]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  GENERAL PROVISIONS                                              [18]

        9.1---- Ownership
        9.2---- Entire Contract
        9.3---- Benefit Determinations
        9.4---- Termination of Contract
        9.5---- Representations
        9.6---- [Contractholder] Representative; Misstatement of Data 9.7---- Form of Request, Notice, Instruction, or Direction 9.8---- [Quarterly] Statement of Account Value
        9.9---- Conformity with Law
        9.10--- Gender and Number
        9.11--- Facility of Payment
        9.12--- Voting
        9.13--- Acceptance of New Participants or Contributions
        9.14--- Our Annual Statement
        9.15--- Nonforfeitability and Nontransferability
        9.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [20]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [21]

[TABLE OF INVESTMENT ACCOUNTS]                                             [22]

TDA.GMDB.OM-K            (KY)                                [(SBR)]          2

TDA.GMDB.OM-K                             (KY)              [(SBR)]          18


                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them under this contract. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

9.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: The Participant shall furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on his instructions and certifications with respect to his benefits.

9.4 Termination of Contract: This contract terminates automatically if no amounts remain in either the FIA or any Investment Account. [You] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [you] are notified by us in writing of this fact.

9.5 Representations: You and we mutually represent, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution or performance of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

9.6 [Contractholder] Representative; Misstatement of Data: [You] may designate a representative to act on [your] behalf under Sections 2 or 3. We may rely on any information [you, your] designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [you, your] designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

9.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered.
 TDA.GMDB.OM-K                  (KY)            [(SBR)]                  18

     Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

 TDA.GMDB.OM-K                  (KY)            [(SBR)]                  18

TDA.GMDB.OM-K            (MN)                                [(SBR)]         1


American United Life Insurance Company (R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                 [GA XX,XXX]

CONTRACTHOLDER:                  [ABC SCHOOL]

DATE OF ISSUE:                   [JANUARY 2, 2002]

CONTRACT DATE:                   [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:      [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                        NOTICE OF TEN DAY RIGHT TO CANCEL

Please read this contract carefully. You may cancel the contract by delivering or mailing written notice to American United Life Insurance, P.O. Box 368, Indianapolis, Indiana 46206-0368 and by returning the contract before midnight of the tenth day after the date you receive the contract. Notice given by mail and return of contract by mail are effective on being postmarked, properly addressed, and postage prepaid. If returned, the contract will be considered void from the beginning and any Contributions will be refunded within ten days after we receive notice of cancellation and the returned contract.

                                   AMERICAN UNITED LIFE INSURANCE COMPANY
                                   By
                                        /s/ Jerry D. Semler
                                   Chairman of the Board,
                                   President, & Chief Executive Officer

                                   Attest

                                   Secretary

                               AUL American Series
                    TDA Multiple-Fund Group Variable Annuity
                  with Guaranteed Minimum Death Benefit [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

TDA.GMDB.OM-K                                        (MN)              [(SBR)] 1

TDA.GMDB.OM-K                    (MN)              [(SBR)]                   2

        7.4---- Reduction or Waiver of Charges

        [(use if VIP requested)]
        [7.5---- Variable Investment Plus (VIP) Credit Factor]

SECTION 8  CONTRACT MODIFICATIONS                                          [16]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  GENERAL PROVISIONS                                              [18]

        9.1---- Ownership
        9.2---- Entire Contract
        9.3---- Benefit Determinations
        9.4---- Termination of Contract
        9.5---- Representations
        9.6---- [Contractholder] Representative; Misstatement of Data 9.7---- Form of Request, Notice, Instruction, or Direction 9.8---- [Quarterly] Statement of Account Value
        9.9---- Conformity with Law
        9.10--- Gender and Number
        9.11--- Facility of Payment
        9.12--- Voting
        9.13--- Acceptance of New Participants or Contributions
        9.14--- Our Annual Statement
        9.15--- Nonforfeitability and Nontransferability
        9.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT  CHARGES]                                               [20]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [21]

[TABLE OF INVESTMENT ACCOUNTS]                                             [22]

TDA.GMDB.OM-K                    (MN)              [(SBR)]                   2

TDA.GMDB.OM-K                    (MN)                       [(SBR)]          18

                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them under this contract. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

9.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: The Participant shall furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on his instructions and certifications with respect to his benefits.

9.4 Termination of Contract: This contract terminates automatically if no amounts remain in either the FIA or any Investment Account. [You] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [you] are notified by us in writing of this fact.

9.5 Representations: You and we mutually represent, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution or performance of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

We do not make any representation regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

9.6 [Contractholder] Representative; Misstatement of Data: [You] may designate a representative to act on [your] behalf under Sections 2 or 3. We may rely on any information [you, your] designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [you, your] designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

9.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

TDA.GMDB.OM-K                    (MN)                       [(SBR)]          18

TDA.GMDB.OM-K                   (MN)                       [(SBR)]          5


     in Section 3.3 has elapsed, we may consolidate two or more Interest Pockets in conjunction with the announcement of new Guaranteed Rates.

1.18 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this contract. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust.

1.19 "Investment Option" is the FIA or any Investment Account.

1.20 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.21 "Participant" is any person that has a Participant Account.

1.22 "Participant Account" is an account under this contract for each Participant. Each Contribution-Source is tracked separately within the Participant Account. We credit Contributions to Participant Accounts and Contribution-Sources as [you] direct.

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.

[(Contract Year Option)]
1.25 The "Withdrawal Charge" is a percentage of the Account Value withdrawn under this contract. The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made. The Withdrawal Charge percentage is as follows:



                  [During Contract Years         Percentage
                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]


     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 8.5% of total Contributions allocated to that Participant Account.

[(Participant Account Year Option)]

1.25 The "Withdrawal Charge" is a percentage of the Account Value withdrawn under this contract. The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date


TDA.GMDB.OM-K                 (MN)                       [(SBR)]          5

TDA.GMDB.OM-K                  (MN)                       [(SBR)]             6

     we establish the Participant Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date. The Withdrawal Charge percentage is as follows:

                        [During
             Participant Account Years            Percentage


                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 8.5% of total Contributions allocated to that Participant Account.

1.26 "Withdrawal Value" is a Participant's Account Value, less any Withdrawal Charge, outstanding loan balances, and expense charges due on such loans.

TDA.GMDB.OM-K                  (MN)                       [(SBR)]             6

TDA.GMDB.OM-K           (MT)                                [(SBR)]          12


               of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to the Participant's death.

          Settlement of a death benefit must be made within 30 days of receipt of proof of death by AUL. The beneficiary, within 30 days of receipt of proof of death by AUL, may elect the settlement option to leave the death benefit on deposit in the contract pursuant to the provisions of the contract.

          However, if settlement is not made within 30 days of receipt of death by AUL, the death benefit shall be transferred to [the Fixed Interest Account] on the 30th day (or on the preceding Business Day, if the 30th day is not a Business Day) and held in [the Fixed Interest Account] until paid. Upon transfer to [the Fixed Interest Account], the death benefit will earn interest at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the ninth Federal Reserve district at the time of proof of death, until paid.

5.3 Transfers between Investment Options: The Participant may direct us to transfer amounts between Investment Options. Transfers are effective on [the Business Day we receive the transfer direction]. Transfer directions for a Participant Account may be made [daily on any Business Day]. We will make the transfer as requested within [7 days] from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the FIA for a period of up to [6 months] after we receive the transfer request.

     [Where a Participant has outstanding loans under this contract, a transfer from the FIA is permitted only to the extent that the Participant's remaining FIA Withdrawal Value equals twice the total of his outstanding loans under this contract.]

[(use if no 90-day equity wash allowed)]
5.4  Transfers to and from the FIA:

     [(a) If a Participant's FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, he may transfer any amount from the FIA.

     (b) If a Participant's FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of his FIA Account Value as of the first day of that Contract Year less amounts previously transferred by him during that Contract Year may be transferred by him from the FIA as of the date we receive the transfer request. ]

[(use if 90-day equity wash allowed)]
5.4  Transfers to and from the FIA:

     [(a) If you do not make  available  to  Participants  any of the  Competing
          Investment Accounts identified in the Table of Investment Accounts, once a Participant transfers funds from the FIA to an Investment Account, he may transfer funds to the FIA only after 90 days have elapsed since the date of his last transfer from the FIA.


     (b) If you make available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, the 90-day transfer restriction discussed in Subsection (a) above does not apply.
          Instead:

          (1) if a Participant's FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, he may transfer any amount from the FIA.


   TDA.GMDB.OM-K                 (MT)            [(SBR)]                     12

TDA.GMDB.OM-K          ( ND)                     [(SBR)]

American United Life Insurance Company (R)
      Indianapolis, IN 46206-0368


CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC SCHOOL]

DATE OF ISSUE:                  [JANUARY 2, 2002]

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                 NOTICE OF TWENTY DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within twenty days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                AMERICAN UNITED LIFE INSURANCE COMPANY
                                By
                                  /S/ Jerry D. Semler
                                Chairman of the Board,
                                President, & Chief Executive Officer

                                Attest

                                Secretary

                               AUL American Series
                    TDA Multiple-Fund Group Variable Annuity
                  with Guaranteed Minimum Death Benefit [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

TDA.GMDB.OM-K          ( ND)                     [(SBR)]

TDA.GMDB.OM-K          A Stock Company                             [(SBR)]
                           (NE)




American United Life Insurance Company (R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC SCHOOL]

DATE OF ISSUE:                  [JANUARY 2, 2002

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                 AMERICAN UNITED LIFE INSURANCE COMPANY
                                 By
                                        /s/ Jerry D. Semler
                                Chairman of the Board,
                                President, & Chief Executive Officer

                                Attest

                                Secretary

                               AUL American Series
                    TDA Multiple-Fund Group Variable Annuity
                  with Guaranteed Minimum Death Benefit [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].


TDA.GMDB.OM-K          A Stock Company                             [(SBR)]
                           (NE)

TDA.GMDB.OM-K                        (NM)              [(SBR)]          15


                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are made available to Participants as required under NASD rules.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.

7.2 Taxes: We may deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3 Other Charges: [We apply those charges listed in the Table of Contract Charges.]

7.4  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge  or  the  charges  discussed  above  if  the  appropriate   expenses
     associated with the sale or administration of any contract are reduced.

[(use if VIP requested)]
[7.5 Variable  Investment  Plus (VIP) Credit  Factor:  We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table below. The sum of these products is divided by the aggregate monthend Account Value in all Investment Accounts. We multiply the resulting percentage by each Participant's monthend Account Value in each Investment Account, and add the resulting amount to the Participant's Account Value for that Investment Account.

     Aggregate MonthEnd Account Value
     allocated to Investment Accounts          Annual VIP Credit Factors
         First  $   750,000                               0.10%
         Next   $   750,000                               0.30%
         Next   $ 1,000,000                               0.45%
         Next   $ 2,500,000                               0.75%
         Next   $ 5,000,000                               0.85%
         Over   $10,000,000                               0.95%

     The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses you have selected and agreed to in your AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to you prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to you prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.]

TDA.GMDB.OM-K                        (NM)              [(SBR)]          15

TDA.GMDB.OM-K                     (Oklahoma)                         [(SBR)]




American United Life Insurance Company (R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC SCHOOL]

DATE OF ISSUE:                  [JANUARY 2, 2002]

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                AMERICAN UNITED LIFE INSURANCE COMPANY
                                By
                                /s/ Jerry D. Semler
                                Chairman of the Board,
                                President, & Chief Executive Officer

                                Attest

                                Secretary

                               AUL American Series
                    TDA Multiple-Fund Group Variable Annuity
                  with Guaranteed Minimum Death Benefit [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

WARNING: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete, or misleading information is guilty of a felony.

TDA.GMDB.OM-K                     (Oklahoma)                         [(SBR)]

TDA.GMDB.OM-K                   (Oklahoma)                 [(SBR)]          18

                           ECTION 9 GENERAL PROVISIONS

9.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them under this contract. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

9.2 Entire Contract: This contract and your application, and any amendments, riders, or endorsements to the contract constitute the entire agreement between you and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: The Participant shall furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on his instructions and certifications with respect to his benefits.

9.4 Termination of Contract: This contract terminates automatically if no amounts remain in either the FIA or any Investment Account. [You] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [you] are notified by us in writing of this fact.

9.5 Representations and Warranties: You and we mutually represent and warrant, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution or performance of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.


9.6 [Contractholder] Representative; Misstatement of Data: [You] may designate a representative to act on [your] behalf under Sections 2 or 3. We may rely on any information [you, your] designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [you, your] designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

9.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

TDA.GMDB.OM-K                   (Oklahoma)                 [(SBR)]          18

TDA.GMDB.OM-K                             (UT)              [(SBR)]          13



          (2) if a Participant's FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of his FIA Account Value as of the first day of that Contract Year less amounts previously transferred by him during that Contract Year may be transferred by him from the FIA as of the date we receive the transfer request.]

5.5  Loans from the FIA:

     (a) A Participant who has a FIA Account Value may borrow money from us, using that FIA Account Value as the only security for the loan, by submitting a proper written request to us. The minimum amount of any single loan is $2,000 (or $1,000, if required by state law). The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Participant's FIA Withdrawal Value, or (2) $50,000. The Participant's FIA Withdrawal Value, which must be at least twice the amount of the outstanding loan balance, serves as security for the loan, and continues to earn interest. Our payment of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the loan effective date. We declare the loan interest rate at the beginning of each calendar quarter (or calendar year, if required by state law). The interest rate charged is equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan (or as of October of the previous calendar year, if required by state law), as published by Moody's Investors Service. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. (If required by state law, if the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, we will declare such reduced interest rate to be in effect during the next succeeding calendar year.)

     (c) Loans to Participants must be repaid to us within a term of 5 years, unless the Participant certifies to us that the loan is to be used to acquire his principal residence, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, we apply the repayment first to any accrued interest and then to the outstanding loan principal.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l00% of the total of all the Participant's loan balances equals his FIA Withdrawal Value, then we deduct these balances from his FIA share. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account are permitted only to the extent that his remaining FIA Withdrawal Value equals twice the total of any of his outstanding loans under the contract. All loan balances must be paid or satisfied in full before any amount from the Participant's share of the FIA is paid as a full withdrawal, as a Death Benefit, upon annuitization, or as another permitted distribution.

     (e) We may modify the loan restrictions or limitations stated above in this Section, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by us.

TDA.GMDB.OM-K                             (UT)              [(SBR)]          13

TDA.GMDB.OM-K           (VT)                                [(SBR)]          16

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: You and we may agree to any change or amendment to this Contract without the consent of any other person or entity. This contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 [and the charge level listed in item (1) of the Table of Contract Charges] using the procedures of Section 8.5. For the charge listed in [item (2)] of the Table of Contract Charges, we may not exceed the maximum charge level listed therein.

8.3 Conformance with Law: We may amend this contract at any time, without your consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or Participants the benefit of, any provisions of federal or state laws. Any such amendment must be approved by the state of Vermont and delivered to you prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the contract. Where required under applicable law, we will not substitute any shares attributable to a Participant's interest in any Investment Account without notice, your approval or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has
TDA.GMDB.OM-K           (VT)                                [(SBR)]          16

TDA.GMDB.OM-K                    (WI)                       [(SBR)]          17


     been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts.

8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of this contract (except for those prohibited amendments listed in Section 8.6) by giving you [60 days] notice prior to the contract anniversary of such modification. Any such modification is effective without your affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the maximum charge level listed in [item (2)] of the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to this contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to Participant Account balances held in the FIA on the modification's effective date.


TDA.GMDB.OM-K                    (WI)                       [(SBR)]          17

--------------------------------------------------------------------------------
 TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY WITH GUARANTEED MINIMUM DEATH BENEFIT
                         CERTIFICATE NO.: TDA.GMDB.OM-C
                     OMNI PATRIOT TDA VOLUNTARY CERTIFICATE
--------------------------------------------------------------------------------
CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into an Internal Revenue Code Section 403(b) taxdeferred annuity MultipleFund Group Variable Annuity Contract (the Contract), and that
AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this Certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at your direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  Certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY



                                        Secretary

                    TDA Multiple-Fund Group Variable Annuity
            with Guaranteed Minimum Death Benefit [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

                                TABLE OF CONTENTS

SECTION 1  DEFINITIONS                                                      [3]

SECTION 2  ADMINISTRATION OF YOUR PARTICIPANT ACCOUNT                       [7]

         2.1---- How Contributions Are Handled
         2.2---- Transfers from Other Retirement Programs
         2.3---- Excess Contributions

SECTION 3 - OPERATION OF FIXED INTEREST ACCOUNT                             [8]

         3.1---- Allocations to Participant Accounts
         3.2---- Provision of Guaranteed Rates for Interest Pockets 3.3---- Renewal of Guaranteed Rates
         3.4---- Minimum Rate Guarantee
         3.5---- Allocation of Withdrawals
         3.6---- Limitation on Contributions and Transfers to FIA

SECTION 4  VALUATION OF INVESTMENT ACCOUNTS                                 [9]

         4.1---- Operation of Investment Accounts
         4.2---- Valuation of Mutual Funds, Portfolios, and Other Entities 4.3---- Accumulation Units
         4.4---- Value of Accumulation Units
         4.5---- Valuing Your Account

SECTION 5  BENEFIT PAYMENTS, TRANSFERS, AND LOANS                          [10]

         5.1---- General Withdrawal Provisions
         5.2---- Benefit Payments
         5.3---- Transfers Between Investment Options
         5.4---- Transfers to and from the FIA
         5.5---- Loans from the FIA

SECTION 6 - ANNUITIES                                                      [14]

         6.1---- Annuity Purchases
         6.2---- Annuity Options
         6.3---- Determining Annuity Amount
         6.4---- Proof of Age and Survival; Minimum Payments
         6.5---- Annuity Certificates

SECTION 7  OTHER CONTRACT CHARGES                                          [15]

         7.1---- Investment Option Charge (IOC)
         7.2---- Taxes
         7.3---- Other Charges

TDA.GMDB.OM-C                                                [(SBR)]          1

         7.4---- Reduction or Waiver of Charges

         [7.5---- Variable Investment Plus (VIP) Credit Factor]

SECTION 8  CONTRACT MODIFICATIONS                                          [16]

         8.1---- Contract Amendment
         8.2---- Rates and Section 7 Charges
         8.3---- Conformance with Law
         8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
         8.6---- Prohibited Amendments

SECTION 9  GENERAL PROVISIONS                                              [18]

         9.1---- Ownership
         9.2---- Entire Contract
         9.3---- Benefit Determinations
         9.4---- Termination of Contract
         9.5---- Representations and Warranties
         9.6---- [Contractholder] Representative; Misstatement of Data 9.7---- Form of Request, Notice, Instruction, or Direction 9.8---- [Quarterly] Statement of Account Value
         9.9---- Conformity with Law
         9.10--- Gender and Number
         9.11--- Facility of Payment
         9.12--- Voting
         9.13--- Acceptance of New Participants or Contributions
         9.14--- Our Annual Statement
         9.15--- Nonforfeitability and Nontransferability
         9.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [20]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [21]

[TABLE OF INVESTMENT ACCOUNTS]                                             [22]

TDA.GMDB.OM-C                                                [(SBR)]          2

                              SECTION 1 DEFINITIONS

1.1  "Account Value" for your Participant Account as of a date is:

     (a) your Account's balance of funds in the Fixed Interest Account (FIA), if any, on that date; plus

     (b) the value of your Account's Accumulation Units in each Investment Account on that date.

1.2 "Accumulation Unit" is a valuation device used to measure increases in and decreases to the value of any Investment Account.

1.3 "Annuity Commencement Date" is the first day of the month an annuity begins under the Contract. This date may not be later than the date your periodic benefits are required to commence under the Code.

1.4 "Business Day" is any day both the New York Stock Exchange and our Home Office are open for the general conduct of business.

1.5 "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings thereunder.

1.6 The "First Contract Anniversary" is listed on the Contract face page. Subsequent "Contract Anniversaries" are on the same day of each subsequent year.

1.7 "Contract Quarter" is each of the four successive threemonth periods in a Contract Year.

1.8 The first "Contract Year" starts on the Contract Date and ends on the day before the First Contract Anniversary. Each subsequent Contract Year starts on a Contract Anniversary and ends on the day before the next Contract Anniversary.

1.9 "Contributions" are funds which can be allocated to Participant Accounts according to [the Contractholder's] instructions and which have been paid to us or transferred from a prior AUL group annuity contract or a prior funding medium. Such transferred funds may be listed under categories other than "Contributions" on annual and quarterly reporting.

1.10 A "Contribution-Source" means each type of Contribution, including "Elective Deferrals." "Elective Deferrals" means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A Contribution made under a salary reduction agreement is not treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to your one-time irrevocable election made at the time of your initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

1.11 "Death Benefit" is the greater of:

     (a)  your Account Value as of the date the Death Benefit is calculated, or

     (b) (1) the Guaranteed Minimum Death Benefit (GMDB) on the Contract Anniversary immediately preceding your date of death, increased by

          (2)  any   Contributions   made  for  you  since  the  last   Contract
               Anniversary, reduced proportionately to reflect

TDA.GMDB.OM-C                                                [(SBR)]          3

          (3)  any withdrawals made by you since the last Contract Anniversary.

1.12 "Excess Contributions" are Contributions in excess of the applicable Code limits.

1.13 "Fixed  Interest  Account" or "FIA" is an  Investment  Option  described in
     Section 3 to which Contributions may be allocated for accumulation at the Guaranteed Rates. [The FIA funds constitute a portion of our general asset account.]

1.14 The "Guaranteed Minimum Death Benefit" or "GMDB" prior to the first Contract Anniversary is equal to the Contributions made for you minus any of your withdrawals or loans. On each Contract Anniversary prior to, or concurrent with, your date of death, the GMDB is reset, based on your age on your last birthday, as follows:

     (a)  If you are less than 81 years of age, the GMDB is the greater of:

          (1)  your Account Value as of the current Contract Anniversary, or

          (2)  (A)  the   GMDB  as  of  the   immediately   preceding   Contract
               Anniversary; increased by

               (B)  any  Contributions   made  for  you  since  the  immediately
                    preceding Contract Anniversary; and reduced proportionately to reflect

               (C) any withdrawals made by you since the immediately preceding Contract Anniversary.

     (b)  If you are 81 years of age or older, the GMDB is equal to:

          (1) the GMDB as of the immediately preceding Contract Anniversary, increased by

          (2) any Contributions made for you since the immediately preceding Contract Anniversary, reduced proportionately to reflect

          (3) any withdrawals made by you since the immediately preceding Contract Anniversary.

     As of your date of death, the GMDB ceases to increase or decrease in value.

1.15 "Guaranteed Rates" are the guaranteed annual effective rates of interest we credit to each Interest Pocket. We credit interest daily to each Interest Pocket. A Guaranteed Rate may be modified only as described in Section 3.3.

1.16 "Home Office" is our principal office in Indianapolis, Indiana. For anything to be "received by AUL," it must be received at our Home Office.

1.17 "Interest Pocket" means a tracking method which associates funds allocated to the FIA over a specific time period with a specific Guaranteed Rate, as described in Section 3. After the guaranteed period provided in Section 3.3 has elapsed, we may consolidate two or more Interest Pockets in conjunction with the announcement of new Guaranteed Rates.

TDA.GMDB.OM-C                                                [(SBR)]          4

1.18 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this Certificate. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust.

1.19 "Investment Option" is the FIA or any Investment Account.

1.20 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.21 "Participant" is any person that has a Participant Account.

1.22 "Participant Account" is an account under the Contract for each Participant. Each Contribution-Source is tracked separately within your Account. We credit Contributions to Participant Accounts and Contribution-Sources as [the Contractholder] directs.

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.

[(Contract Year)]

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:

                  [During Contract Years         Percentage
                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]


     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed [8.5%] of total Contributions allocated to your Account.

[(Participant Account Year)]

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide

TDA.GMDB.OM-C                                                [(SBR)]          5
     certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish your Participant Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date.] The Withdrawal Charge percentage is as follows:


                       [During
             Participant Account Years            Percentage


                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed [8.5%] of total Contributions allocated to your Account.

1.26 "Withdrawal Value" is your Account Value, less any Withdrawal Charge, outstanding loan balances, and expense charges due on such loans.

TDA.GMDB.OM-C                                                [(SBR)]          6

              SECTION 2 ADMINISTRATION OF YOUR PARTICIPANT ACCOUNT

2.1 How Contributions Are Handled: Contributions may vary in amount and frequency. Contributions are credited to the appropriate Contribution-Sources within your Participant Account as [the Contractholder] directs in [its] allocation instructions. Your initial Contribution is allocated to your Account [by the second Business Day after] we (1) receive the initial Contribution or, if later, (2) receive all data necessary to complete the allocation (including data required to establish your Participant Account, the amount of your Contribution, and Investment Option elections). Subsequent Contributions are allocated to your Participant Account [on the Business Day] we (1) receive that Contribution or, if later, (2) receive all data necessary to complete the allocation.

     If we receive funds which cannot be allocated to your Account, those funds will be returned to [the Contractholder] in their entirety or, at our option, only the unallocable portion will be returned to [the Contractholder, within 5 Business Days.]

     [use if no 90-day equity wash allowed)]
     [If we can allocate a Contribution to your Participant Account, but we have not received your Investment Option elections, the Contribution will be credited to the AUL Money Market Investment Account. Subsequently received Investment Option elections for you will be used to allocate future Contributions only. We will transfer amounts previously allocated for you to the AUL Money Market Investment Account, plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.]

     [(use if 90-day equity wash allowed)]
     [If we can allocate a Contribution to your Participant Account, but we have not received your Investment Option elections, the Contribution will be credited to the AUL Money Market Investment Account. However, such a Contribution will be credited to the FIA (not the AUL Money Market Investment Account) if the Contractholder elects the 90-day transfer option outlined in Section 5.4(a). Subsequently received Investment Option elections for you will be used to allocate future Contributions only. We will transfer amounts previously allocated for you to the AUL Money Market Investment Account (or the FIA), plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.]

     Participant Account funds may be allocated to Investment Options in any increments acceptable to us. Investment Option elections remain in effect until changed by [you]. A change in Investment Option elections is made by giving us new Investment Option elections.

2.2 Transfers from Other Retirement Programs: [If permitted by applicable state and federal law, we may accept, or may initiate the transfer of, amounts transferred for you from other retirement programs. Such transferred amounts, as identified to us, are credited as a rollover Contribution under your Participant Account and are tracked within the Contract as required by applicable state and federal law.]

2.3 Excess Contributions: On receipt of instructions from [you or the Contractholder], we will withdraw Excess Contributions, plus gains and minus losses, from your Participant Account and return them to [you]. Such instructions must state the amount to be returned and certify that such Contributions are Excess Contributions and that such return is permitted by the Code. A return of Excess Contributions is treated like a benefit payment under Section 5.2(a).

     No Participant is permitted to have elective deferral contributions (within the meaning of Code Section 402(g)(3)) made during a calendar year under the Contract, or under any other plans, contracts, or arrangements maintained by his employer, in excess of the dollar limitation in

TDA.GMDB.OM-C                                                [(SBR)]          7
     effect under Code Section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.

TDA.GMDB.OM-C                                                [(SBR)]          8

                SECTION 3 -- OPERATION OF FIXED INTEREST ACCOUNT

3.1 Allocations to Participant Accounts: We credit Contributions to the FIA based on the information [the Contractholder] provides. We credit interest daily from the date of the Contribution or transfer to the FIA to the date of withdrawal or transfer from the FIA to an Investment Account.

3.2 Provision of Guaranteed Rates for Interest Pockets: At least [10 days] in advance of each [calendar] [quarter], we will declare a Guaranteed Rate for the Interest Pocket for that [quarter]. All Contributions or transfers hereunder which are allocated to the FIA during that [quarter] will earn interest at that Guaranteed Rate until that [quarterly] pocket matures on [the second January 1] following the [quarter] in which that pocket was established.

3.3 Renewal of Guaranteed Rates: Those [quarterly] Interest Pockets which mature at the same time will be combined into [an annual renewal Interest Pocket]. Funds associated with that [annual renewal Interest Pocket] will earn interest for [a full year] at the Guaranteed Rate declared for that pocket. A new Guaranteed Rate for each [annual renewal Interest Pocket] will be declared [at least 30 days prior to every January 1 for the 5 years following the establishment of that pocket]. An [annual renewal Interest
     Pocket] will mature on [January 1 of the sixth year following its establishment], when it will be combined into [one annual portfolio Interest Pocket]. Funds associated with that [annual portfolio Interest
     Pocket] will earn interest for [a full year] at the Guaranteed Rate for that pocket, which will be declared [at least 30 days prior to every January 1].

3.4 Minimum Rate Guarantee: No Guaranteed Rate may be less than an annual effective interest rate of [3.00%].

3.5 Allocation of Withdrawals: Withdrawals or transfers from the FIA are on a first-in/first-out (FIFO) basis. All amounts paid during an installment payout period are paid from all Investment Options on a pro-rata basis.

3.6 Limitation on Contributions and Transfers to FIA: Except for annuity purchases as described in Section 6.1, we reserve the right to limit or disallow allocation of new Contributions and transfers to the FIA upon [30 days] notice to [you or the Contractholder].

TDA.GMDB.OM-C                                                [(SBR)]          9

                   SECTION 4 VALUATION OF INVESTMENT ACCOUNTS

4.1 Operation of Investment Accounts: All income, gains, or losses, realized or unrealized, from assets held in any Investment Account are credited to or charged against the applicable Investment Account without regard to our other income, gains, or losses. Investment Account assets are not chargeable with liabilities arising out of any other business we may conduct.

4.2 Valuation of Mutual Funds, Portfolios, and Other Entities: The current report or prospectus for each Mutual Fund, Portfolio, or other entity listed in the second column of the Table of Investment Accounts describes how that Mutual Fund's, Portfolio's, or other entity's assets are valued.

4.3 Accumulation Units: We credit amounts allocated to an Investment Account in Accumulation Units. The Accumulation Unit value used is the one for the Valuation Period when we allocate the amount to the Investment Account.

4.4 Value of Accumulation Units: We establish the initial Accumulation Unit value for a new Investment Account on the inception date of that Investment Account. The value of an Accumulation Unit for any later Valuation Period reflects [the Section 4.1 income, gains, and losses and the Section 7.1 Investment Option Charge (IOC)]. We determine the Accumulation Unit value before giving effect to any additions, withdrawals, or transfers in the current Valuation Period.

4.5 Valuing Your Participant Account: We determine your Account Value in an Investment Account by multiplying the Accumulation Units in your Participant Account by the Accumulation Unit value. The Accumulation Unit value of an Investment Account changes only on a Business Day.

TDA.GMDB.OM-C                                                [(SBR)]         10

                SECTION 5 BENEFIT PAYMENTS, TRANSFERS, AND LOANS

5.1 General Withdrawal Provisions: Subject to the following provisions of this Section, you may direct us to withdraw all or a portion of your Account Value pursuant to Section 5.2 to provide a single-sum payment to you.

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

     (b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

     (c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that any distribution of such amount shall not occur until you have either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the IRS), or experienced a hardship (as defined by the IRS). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from the Contract which is transferred directly by us pursuant to your instructions to another Code Section 403(b) tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a benefit for purposes of
          Section 5.2(a). Any such withdrawal shall be subject to application of the Withdrawal Charge pursuant to Section 5.2(b).

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) We are not responsible for determining your compliance with the requirements above. Any withdrawal request submitted by you must include certification as to the purpose of the withdrawal. You assume full responsibility for determining whether any withdrawal is permitted under applicable law. We may rely solely upon your representations made in the withdrawal request.

     (g) [Withdrawals from your FIA share may not be made in an amount less than the smaller of $500 or your entire FIA share. If a withdrawal reduces your FIA share to less than $500, such remaining share shall also be withdrawn.]

     (h) A withdrawal request is effective, and the Account Value to be applied pursuant to Section 5.2 is determined, on the Business Day that we receive a proper withdrawal request (or due proof of death, if received later).

     (i) We will pay any cash lump-sum to you within [7 days] from the appropriate Business Day as determined in Subsection (h) above, except as we may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer the

TDA.GMDB.OM-C                                                [(SBR)]         11
          payment of amounts withdrawn from the FIA for a period of up to [6 months] after we receive the withdrawal request.

     (j) Where you have outstanding loans under the Contract, a partial withdrawal by you from the FIA is permitted only to the extent that your remaining FIA Withdrawal Value equals [twice the total of your outstanding loans under the Contract].

5.2  Benefit Payments:

     (a) Subject to the limitations provided in Section 5.1 and Subsections (b) and (c) below, you may direct us to withdraw all or a portion of your Account Value (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus your outstanding loan balance under the Contract and any unpaid expense charges due on such loans) to provide a single-sum payment to you to pay [benefits for retirement, death, disability, termination of employment, hardships, or required minimum distribution benefits pursuant to Code
          Section 401(a)(9). Such a withdrawal is not subject to a Withdrawal Charge.]

     (b) Other benefits not listed in Subsection (a) above, and direct transfers under Section 5.1(d), are subject to a Withdrawal Charge. For these benefits and transfers, if the entire Account Value is withdrawn, the amount paid equals your Withdrawal Value (minus any charges described in Section 7 which are not included in the Accumulation Unit value and minus your outstanding loan balance under the Contract and any unpaid expense charges due on such loans). In all other instances, your Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge, any charges described in Section 7 which are not included in the Accumulation Unit value, your outstanding loan balance under the Contract, and any unpaid expense charges due on such loans.

     (c) Regarding death benefits specifically, upon receipt of instructions and of due proof of your (and, if applicable, your beneficiary's) death prior to the date your Participant Account is closed, we will apply your Account Value (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus your outstanding loan balance under the Contract and any unpaid expense charges due on such loans) for the purpose of providing a Death Benefit. The Death Benefit will be paid to your beneficiary according to the method of payment elected by your beneficiary (unless you previously elected such method of payment). Your beneficiary may also designate a beneficiary.

          The Death Benefit will be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that your entire Account Value (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus your outstanding loan balance under the Contract and any unpaid expense charges due on such loans) must be paid to your beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of your death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 6.2 over a period not to exceed the life or life expectancy of your beneficiary. If your beneficiary is not your surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in

TDA.GMDB.OM-C                                                [(SBR)]         12

               which you died. If your beneficiary is your surviving spouse, the annuity need not begin before December 31 of the calendar year in which you would have attained age 70 1/2.

          If you die on or after your Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to your death.

5.3 Transfers between Investment Options: You may direct us to transfer amounts between Investment Options. Transfers are effective on [the Business Day we receive the transfer direction]. Transfer directions for your Participant Account may be made [daily on any Business Day]. We will make the transfer as requested within [7 days] from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the FIA for a period of up to [6 months] after we receive the transfer request.

     [Where you have outstanding loans under the Contract, a transfer from the FIA is permitted only to the extent that your remaining FIA Withdrawal Value equals twice the total of your outstanding loans under the Contract.]

     [(use if no 90-day equity wash allowed)]
5.4  Transfers to and from the FIA:

     [(a) If your FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, you may transfer any amount from the FIA.

     (b) If your FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of your FIA Account Value as of the first day of that Contract Year less amounts previously transferred by you during that Contract Year may be transferred by you from the FIA as of the date we receive the transfer request. ]

     [(use if 90-day equity wash allowed)]
5.4  Transfers to and from the FIA:

     [(a) If the  Contractholder  does not make available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, once you transfer funds from the FIA to an Investment Account, you may transfer funds to the FIA only after 90 days have elapsed since the date of your last transfer from the FIA.

     (b) If the Contractholder makes available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, the 90-day transfer restriction discussed in Subsection (a) above does not apply. Instead:

          (1) if your FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, you may transfer any amount from the FIA.


TDA.GMDB.OM-C                                                [(SBR)]          13

          (2) if your FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of your FIA Account Value as of the first day of that Contract Year less amounts previously transferred by you during that Contract Year may be transferred by you from the FIA as of the date we receive the transfer request.]

5.5  Loans from the FIA:

     (a) A Participant who has a FIA Account Value may borrow money from us, using that FIA Account Value as the only security for the loan, by submitting a proper written request to us. The minimum amount of any single loan is $2,000 (or $1,000, if required by state law). The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of your FIA Withdrawal Value, or (2) $50,000. Your FIA Withdrawal Value, which must be at least twice the amount of the outstanding loan balance, serves as security for the loan, and continues to earn interest. Our payment of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the loan effective date. We declare the loan interest rate at the beginning of each calendar quarter (or calendar year, if required by state law). The interest rate charged is equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan (or as of October of the previous calendar year, if required by state law), as published by Moody's Investors Service. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. (If required by state law, if the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, we will declare such reduced interest rate to be in effect during the next succeeding calendar year.) The loan balance is also subject to a loan expense charge equal to 2% (if allowed by state law) of each loan repayment.

     (c) A loan to you must be repaid to us within a term of 5 years, unless you certify to us that the loan is to be used to acquire your principal residence, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, we deduct the 2% (if allowed by state law) expense charge from the repayment, and apply the balance of the repayment first to any accrued interest and then to the outstanding loan principal.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l02% (if allowed by state law) of the total of all of your loan balances equals your FIA Withdrawal Value, then we deduct these balances plus an expense charge equal to 2% (if allowed by state law) of the outstanding loan balances from your FIA share. If you have outstanding loans, then withdrawals or transfers to the Variable Account are permitted only to the extent that your remaining FIA Withdrawal Value equals twice the total of any of your outstanding loans under the Contract. All loan balances plus the 2% (if allowed by state law) expense charge must be paid or satisfied in full before any amount from your FIA share is paid as a full withdrawal, as a Death Benefit, upon annuitization, or as another permitted distribution.

     (e) We may modify the loan restrictions or limitations stated above in this Section, or may

TDA.GMDB.OM-C                                                [(SBR)]          14
          add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by us.

TDA.GMDB.OM-C                                                [(SBR)]          15

                              SECTION 6 - ANNUITIES

6.1 Annuity Purchases: You may withdraw all or a portion of your Account Value (minus any charges described in Section 7 that are not included in the Accumulation Unit value and minus your outstanding loan balance under the Contract and any unpaid expense charges due on such loans) to provide an annuity benefit. Such a withdrawal is not subject to a Withdrawal Charge. [On the date we receive an annuity purchase request, we transfer your entire Participant Account to the FIA. Such amounts remain in the FIA until your full Account Value (reflecting interest earned on such amounts in the FIA) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, your Participant Account funds are no longer maintained in the Contract.]

     Your annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, any contingent annuitant or beneficiary, and any additional information we require. If you or any contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount which you may apply to purchase an annuity is [$10,000].

6.2 Annuity Options: You may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond your life expectancy or the joint life expectancy of you and any contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the factors reflected in the Table of Guaranteed Immediate Annuities attached to this Certificate. However, if our current single premium, nonparticipating, immediate annuity rates for this class of group annuity contracts produce a higher monthly annuity than the Table of Guaranteed Immediate Annuities, then that more favorable annuity rate is applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms.

TDA.GMDB.OM-C                                                [(SBR)]          16

                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are made available to you as required under NASD rules.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.



7.2 Taxes: We may deduct charges equal to any premium tax we incur from the balance applied to purchase an annuity or at such other time as premium taxes are incurred by us. We may also deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3 Other Charges: [We apply those charges listed in the Table of Contract Charges.]

7.4  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge  or  the  charges  discussed  above  if  the  appropriate   expenses
     associated with the sale or administration of any contract are reduced.

[7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table below. The sum of these products is divided by the aggregate monthend Account Value in all Investment Accounts. We multiply the resulting percentage by your monthend Account Value in each Investment Account, and add the resulting amount to your Account Value for that Investment Account.

      Aggregate MonthEnd Account Value
      allocated to Investment Accounts                Annual VIP Credit Factors
           First  $   750,000                                0.10%
           Next   $   750,000                                0.30%
           Next   $ 1,000,000                                0.45%
           Next   $ 2,500,000                                0.75%
           Next   $ 5,000,000                                0.85%
           Over   $10,000,000                                0.95%

     The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses the Contractholder has selected and agreed to in its AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to the Contractholder prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to the Contractholder prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.]

TDA.GMDB.OM-C                                                [(SBR)]          17

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: The Contractholder and we may agree to any change or amendment to the Contract without the consent of any other person or entity. The Contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 [and the charge level listed in item (1) of the Table of Contract Charges] using the procedures of Section 8.5. For the charge listed in [item (2)] of the Table of Contract Charges, we may not exceed the maximum charge level listed therein.

8.3 Conformance with Law: We may amend the Contract at any time, without [the Contractholder's or your] consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or the Contractholder the benefit of, any provisions of federal or state laws. Any such amendment will be delivered to the Contractholder prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the Contract. Where required under applicable law, we will not substitute any shares attributable to your interest in any Investment Account without notice, your approval or Contractholder approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

          Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under the Contract at any time. Subject to any required

TDA.GMDB.OM-C                                                [(SBR)]          18
          regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts.

8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of the Contract (except for those prohibited amendments listed in Section 8.6) by giving the Contractholder [60 days] notice of such modification. Any such modification is effective without the Contractholder's or your affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the maximum charge level listed in [item (2)] of the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to the Contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to your FIA balance on the modification's effective date.

TDA.GMDB.OM-C                                                [(SBR)]          19

                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them under the Contract. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

9.2 Entire Contract: The Contract and the Contractholder's application constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: You must furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to your benefits.

9.4  Termination  of  Contract:  The  Contract  terminates  automatically  if no amounts remain in either the FIA or any Investment Account. [The Contractholder] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [the Contractholder] is notified by us in writing of this fact.

9.5 Representations and Warranties: The Contractholder and we mutually represent and warrant, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution or performance of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of the Contract, any Participant Account, or any transaction involving the Contract.

9.6 [Contractholder] Representative; Misstatement of Data: [The Contractholder] may designate a representative to act on [its] behalf under Sections 2 or
     3. We may rely on any information [the Contractholder, its] designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [the Contractholder, its] designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under the Contract.


9.9 Conformity with Law: Any benefit payable under the Contract shall not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered.

TDA.GMDB.OM-C                                                [(SBR)]          20

     Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

9.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

9.11 Facility of Payment: If you or any contingent annuitant or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for you or your contingent annuitant or beneficiary, we may pay the person or persons named in such power of attorney. Any such payment fully discharges us to the extent of such payment.

9.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) The Participants have the voting interest under the Contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which we may receive voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from Participants and from all other contractholders. If no timely voting instructions are received, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

     To the extent permitted by applicable law, we may vote shares in our own right or may modify the above procedures to reflect changes in the law or its interpretation.

     We will provide prospectuses and other reports as required by applicable federal law.

9.13 Acceptance of New Participants or Contributions: We may refuse to accept new Participants or new Contributions at any time.

9.14 Our Annual Statement: No provision of the Contract controls, determines, or modifies any annual statement made by us to any insurance department, contractholder, regulatory body, or other person. Nor does anything in such annual statement control, determine, or modify the provisions of the Contract.

9.15 Nonforfeitability and Nontransferability: Your entire Withdrawal Value under the Contract is nonforfeitable at all times. No sum payable under the Contract with respect to you may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than us. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

9.16 Notice of Annual Meeting of Members: By-law, Art II, Sec. 2: the regular annual meeting of the members of American United Mutual Insurance Holding Company shall be held at its principal place of business on [the third Thursday in February each year at ten o'clock A.M.] local time or at such other location, place, or time as may be designated by the Board of Directors. The election of directors shall be held at the annual meeting.

TDA.GMDB.OM-C                                                [(SBR)]          21

                           [TABLE OF CONTRACT CHARGES

(1) Participant Account Charge: We deduct a Participant Account Charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect. This charge is to be prorated among each Contribution-Source and each Investment Option utilized under this contract by your Participant Account. If the entire balance of your Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the Contract, the Participant Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn.

     There is no such charge for you for any Contract Quarter in which your Account Value on the last day of that quarter is greater than $25,000.

(2) Charge for Non-Electronic Transfers: We deduct from your Participant Account a service fee of up to $5 for your non-electronic transfers between Investment Options.

(3) Investment Advice Provider Fee: We bill you for an Investment Advice Provider Fee in an amount separately agreed upon by you and the third-party investment advice provider, if permitted under applicable law, regulations, and rulings. Alternatively, we may assess this Investment Advice Provider Fee against your Account if you utilize the investment advice provider's services, if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. No portion of this fee will be retained by us.]


TDA.GMDB.OM-C                                                [(SBR)]          22

                    [TABLE OF GUARANTEED IMMEDIATE ANNUITIES

                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

                                                                                             10 YEAR CERTAIN
                        ADJUSTED AGE                      LIFE ANNUITY                      AND LIFE ANNUITY

                             45                              2.9690                              2.9632
                             46                              3.0190                              3.0124
                             47                              3.0715                              3.0641
                             48                              3.1269                              3.1185
                             49                              3.1852                              3.1756

                             50                              3.2466                              3.2357
                             51                              3.3115                              3.2988
                             52                              3.3800                              3.3653
                             53                              3.4525                              3.4352
                             54                              3.5291                              3.5088

                             55                              3.6104                              3.5863
                             56                              3.6966                              3.6678
                             57                              3.7881                              3.7536
                             58                              3.8850                              3.8437
                             59                              3.9877                              3.9382

                             60                              4.0964                              4.0374
                             61                              4.2115                              4.1414
                             62                              4.3334                              4.2505
                             63                              4.4626                              4.3650
                             64                              4.5994                              4.4850

                             65                              4.7442                              4.6108
                             66                              4.8977                              4.7425
                             67                              5.0608                              4.8804
                             68                              5.2347                              5.0250
                             69                              5.4213                              5.1766

                             70                              5.6229                              5.3356
                             71                              5.8412                              5.5020
                             72                              6.0778                              5.6755
                             73                              6.3336                              5.8552
                             74                              6.6097                              6.0404

                             75                              6.9084                              6.2302

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 times (Birth Year 1915)] rounded to the nearest integer.

Guaranteed purchase rates are 96% of the net single premium for the benefit provided based on the unprojected 1994 Group Annuity Reserving Table for females with interest at 2%.]

TDA.GMDB.OM-C                                                [(SBR)]          23

                          TABLE OF INVESTMENT ACCOUNTS

The following Investment Accounts are made available to [the Contractholder] under the Contract. By completing a form we require, [the Contractholder] may restrict the Investment Accounts [it] makes available to [its] Participants. Amounts allocated to any Investment Account identified below are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity listed below.

[(use if 90-day equity wash allowed)]
[The Competing Investment Accounts marked with an asterisk (*) are not available if the Contractholder does not want the FIA 20% annual transfer restriction provided in Section 5.4(b) to apply.

Investment Account                                      Mutual Fund, Portfolio, or Other Entity
------------------                                      ---------------------------------------

AUL American Aggressive Investor Portfolio              AUL American Aggressive Investor Portfolio
AUL American Bond                                       AUL American Bond
AUL American Conservative Investor Portfolio            AUL American Conservative Investor Portfolio
AUL American Equity                                     AUL American Equity
AUL American Managed                                    AUL American Managed
AUL American Moderate Investor Portfolio                AUL American Moderate Investor Portfolio
AUL American Money Market *                             AUL American Money Market
AUL American Tactical Asset Allocation Portfolio        AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                   Alger American Growth
Alger American Balanced                                 Alger American Balanced
Alger American Leveraged All Cap                        Alger American Leveraged All Cap
American Century Equity Income                          American Century Equity Income
American Century Income and Growth                      American Century Income and Growth
American Century International Growth                   American Century International Growth
American Century Select                                 American Century Select
American Century Small Cap Value                        American Century Small Cap Value
American Century Ultra                                  American Century Ultra
American Century VP Capital Appreciation                American Century VP Capital Appreciation
Calvert Social MidCap Growth                            Calvert Social MidCap Growth
Fidelity VIP EquityIncome                               Fidelity VIP EquityIncome
Fidelity VIP Growth                                     Fidelity VIP Growth
Fidelity VIP High Income                                Fidelity VIP High Income
Fidelity VIP Overseas                                   Fidelity VIP Overseas
Fidelity VIP II Asset Manager                           Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                              Fidelity VIP II Contrafund
INVESCO Dynamics                                        INVESCO Dynamics
INVESCO Energy                                          INVESCO Energy
INVESCO Financial Services                              INVESCO Financial Services
INVESCO Health Sciences                                 INVESCO Health Sciences
INVESCO Technology                                      INVESCO Technology
INVESCO Telecommunications                              INVESCO Telecommunications
Janus Aspen Series Flexible Income Portfolio            Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio           Janus Aspen Series Worldwide Growth Portfolio
PBHG Emerging Growth Fund                               PBHG Emerging Growth Fund
PBHG Growth II                                          PBHG Growth II
PBHG Ins. Technology and Communication                  PBHG Ins. Technology and Communication
PBHG Large Cap Value Fund                               PBHG Large Cap Value Fund
SAFECO Resources Series Trust Equity Portfolio          SAFECO Resources Series Trust Equity Portfolio
SAFECO Resources Series Trust Growth Portfolio          SAFECO Resources Series Trust Growth Portfolio
State Street Equity 500 Index Fund                      State Street Equity 500 Index Fund
T. Rowe Price Equity Income Portfolio                   T. Rowe Price Equity Income Portfolio
T. Rowe Price European Stock                            T. Rowe Price European Stock
Vanguard Explorer                                       Vanguard Explorer
Vanguard ShortTerm Federal *                            Vanguard ShortTerm Federal]

TDA.GMDB.OM-C                                                [(SBR)]          22

TDA.GMDB.OM-C

                THE FOLLOWING PAGES ARE SPECIAL STATE PAGES THAT

                  WERE FILED FOR FORM TDA.GMDB.OM-C. (EACH PAGE

                         REFLECTS THE APPROPRIATE SATE.)
TDA.GMDB.OM-C

1.18 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this Certificate. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust.

1.19 "Investment Option" is the FIA or any Investment Account.

1.20 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.21 "Participant" is any person that has a Participant Account.

1.22 "Participant Account" is an account under the Contract for each Participant. Each Contribution- Source is tracked separately within your Account. We credit Contributions to Participant Accounts and Contribution-Sources as [the Contractholder] directs.

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.

[(Contract Year)]

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:


                  [During Contract Years         Percentage
                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed 8.5% of total Contributions allocated to your Account.

[(Participant Account Year)]

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish your Participant

TDA.GMDB.OM-C                     (CT)                       [(SBR)]          5

     Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date.] The Withdrawal Charge percentage is as follows:

                       [During
             Participant Account Years            Percentage


                        1                            7
                        2                            6
                        3                            5
                        4                            4
                        5                            3
                        6                            2
                        7                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed 8.5% of total Contributions allocated to your Account.

1.26 "Withdrawal Value" is your Account Value, less any Withdrawal Charge, outstanding loan balances, and expense charges due on such loans.

TDA.GMDB.OM-C                                       (CT)     [(SBR)]          6

     (a) A Participant who has a FIA Account Value may borrow money from us, using that FIA Account Value as the only security for the loan, by submitting a proper written request to us. The minimum amount of any single loan is $2,000 (or $1,000, if required by state law). The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of your FIA Withdrawal Value, or (2) $50,000. Your FIA Withdrawal Value, which must be at least twice the amount of the outstanding loan balance, serves as security for the loan, and continues to earn interest. Our payment of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the loan effective date. We declare the loan interest rate at the beginning of each calendar quarter (or calendar year, if required by state law). The interest rate charged is equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan (or as of October of the previous calendar year, if required by state law), as published by Moody's Investors Service. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. (If required by state law, if the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, we will declare such reduced interest rate to be in effect during the next succeeding calendar year.)

     (c) A loan to you must be repaid to us within a term of 5 years, unless you certify to us that the loan is to be used to acquire your principal residence, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, we apply the repayment first to any accrued interest and then to the outstanding loan principal.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l00% of the total of all of your loan balances equals your FIA Withdrawal Value, then we deduct these balances from your FIA share. If you have outstanding loans, then withdrawals or transfers to the Variable Account are permitted only to the extent that your remaining FIA Withdrawal Value equals twice the total of any of your outstanding loans under the Contract. All loan balances must be paid or satisfied in full before any amount from your FIA share is paid as a full withdrawal, as a Death Benefit, upon annuitization, or as another permitted distribution.

     (e) We may modify the loan restrictions or limitations stated above in this Section, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by us.

TDA.GMDB.OM-C                (CT)                     [(SBR)]                13

        7.4____ Reduction or Waiver of Charges

        [7.5---- Variable Investment Plus (VIP) Credit Factor]

SECTION 8  CONTRACT MODIFICATIONS                                          [16]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  GENERAL PROVISIONS                                              [18]

        9.1---- Ownership
        9.2---- Entire Contract
        9.3---- Benefit Determinations
        9.4---- Termination of Contract
        9.5---- Representations
        9.6---- [Contractholder] Representative; Misstatement of Data 9.7---- Form of Request, Notice, Instruction, or Direction 9.8---- [Quarterly] Statement of Account Value
        9.9---- Conformity with Law
        9.10--- Gender and Number
        9.11--- Facility of Payment
        9.12--- Voting
        9.13--- Acceptance of New Participants or Contributions
        9.14--- Our Annual Statement
        9.15--- Nonforfeitability and Nontransferability
        9.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [20]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [21]

[TABLE OF INVESTMENT ACCOUNTS]                                             [22]

TDA.GMDB.OM-C                (KY)                     [(SBR)]                2

                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them under the Contract. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

9.2 Entire Contract: The Contract and the Contractholder's application constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: You must furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to your benefits.

9.4  Termination  of  Contract:  The  Contract  terminates  automatically  if no amounts remain in either the FIA or any Investment Account. [The Contractholder] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [the Contractholder] is notified by us in writing of this fact.

9.5 Representations: The Contractholder and we mutually represent, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution or performance of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation regarding the federal, state, or local tax status of the Contract, any Participant Account, or any transaction involving the Contract.

9.6 [Contractholder] Representative; Misstatement of Data: [The Contractholder] may designate a representative to act on [its] behalf under Sections 2 or
     3. We may rely on any information [the Contractholder, its] designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [the Contractholder, its] designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under the Contract.

9.9 Conformity with Law: Any benefit payable under the Contract shall not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered. Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

 TDA.GMDB.OM-C                       (KY)        [(SBR)]                     18

1.18 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this Certificate. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust.

1.19 "Investment Option" is the FIA or any Investment Account.

1.20 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.21 "Participant" is any person that has a Participant Account.

1.22 "Participant Account" is an account under the Contract for each Participant. Each Contribution-Source is tracked separately within your Account. We credit Contributions to Participant Accounts and Contribution-Sources as [the Contractholder] directs.

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.

[(Contract Year)]
1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:


                  [During Contract Years         Percentage
                        4                            7
                        5                            6
                        6                            5
                        7                            4
                        8                            3
                        9                            2
                       10                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed 8.5% of total Contributions allocated to your Account.

[(Participant Account Year)]
1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish your Participant Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary

TDA.GMDB.OM-C                     (MN)                 [(SBR)]                5

                       [During
             Participant Account Years            Percentage


                        11                           7
                        12                           6
                        13                           5
                        14                           4
                        15                           3
                        16                           2
                        17                           1
                   Thereafter                        0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed 8.5% of total Contributions allocated to your Account.

1.26 "Withdrawal Value" is your Account Value, less any Withdrawal Charge, outstanding loan balances, and expense charges due on such loans.

TDA.GMDB.OM-C                    (MN)                  [(SBR)]                6

                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them under the Contract. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

9.2 Entire Contract: The Contract and the Contractholder's application constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: You must furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to your benefits.

9.4  Termination  of  Contract:  The  Contract  terminates  automatically  if no amounts remain in either the FIA or any Investment Account. [The Contractholder] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [the Contractholder] is notified by us in writing of this fact.

9.5 Representations: The Contractholder and we mutually represent, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution or performance of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation regarding the federal, state, or local tax status of the Contract, any Participant Account, or any transaction involving the Contract.

9.6 [Contractholder] Representative; Misstatement of Data: [The Contractholder] may designate a representative to act on [its] behalf under Sections 2 or
     3. We may rely on any information [the Contractholder, its] designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [the Contractholder, its] designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under the Contract.

9.9 Conformity with Law: Any benefit payable under the Contract shall not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered. Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

TDA.GMDB.OM-C                   (MN)                   [(SBR)]                18

          If you die on or after your Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to your death.

          Settlement of a death benefit must be made within 30 days of receipt of proof of death by AUL. The beneficiary, within 30 days of receipt of proof of death by AUL, may elect the settlement option to leave the death benefit on deposit in the contract pursuant to the provisions of the contract.

          However, if settlement is not made within 30 days of receipt of death by AUL, the death benefit shall be transferred to [the Fixed Interest Account] on the 30th day (or on the preceding Business Day, if the 30th day is not a Business Day) and held in [the Fixed Interest Account] until paid. Upon transfer to [the Fixed Interest Account], the death benefit will earn interest at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the ninth Federal Reserve district at the time of proof of death, until paid.

5.3 Transfers between Investment Options: You may direct us to transfer amounts between Investment Options. Transfers are effective on [the Business Day we receive the transfer direction]. Transfer directions for your Participant Account may be made [daily on any Business Day]. We will make the transfer as requested within [7 days] from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the FIA for a period of up to [6 months] after we receive the transfer request.

     [Where you have outstanding loans under the Contract, a transfer from the FIA is permitted only to the extent that your remaining FIA Withdrawal Value equals twice the total of your outstanding loans under the Contract.]

[(use if no 90-day equity wash allowed)]
5.4  Transfers to and from the FIA:

     [(a) If your FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, you may transfer any amount from the FIA.

     (b) If your FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of your FIA Account Value as of the first day of that Contract Year less amounts previously transferred by you during that Contract Year may be transferred by you from the FIA as of the date we receive the transfer request. ]

[(use if 90-day equity wash allowed)]
5.4  Transfers to and from the FIA:

     [(a) If the  Contractholder  does not make available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, once you transfer funds from the FIA to an Investment Account, you may transfer funds to the FIA only after 90 days have elapsed since the date of your last transfer from the FIA.

     (r) If the Contractholder makes available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, the 90-day transfer restriction discussed in Subsection (a) above does not apply. Instead:

          (1) if your FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, you may transfer any amount from the FIA.

          (2) if your FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of your FIA Account Value as of the first day of that Contract Year less amounts previously transferred by you during that Contract Year may be transferred by you from the FIA as of the date we receive the transfer request.]

5.5  Loans from the FIA:

TDA.GMDB.OM-C                   (MT)                   [(SBR)]               12

                   American United Life Insurance Company (R)
                           Indianapolis, IN 46206-0368

CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into an Internal Revenue Code Section 403(b) taxdeferred annuity MultipleFund Group Variable Annuity Contract (the Contract), and that
AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this Certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at your direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  Certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY



                                        Secretary

                    TDA Multiple-Fund Group Variable Annuity
            with Guaranteed Minimum Death Benefit [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

TDA.GMDB.OM-C                  A Stock Company                   [(SBR)]
                                   (NE)

                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are made available to you as required under NASD rules.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.

7.2 Taxes: We may deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3 Other Charges: [We apply those charges listed in the Table of Contract Charges.]

7.4  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge  or  the  charges  discussed  above  if  the  appropriate   expenses
     associated with the sale or administration of any contract are reduced.

[(use if VIP requested)]
[7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table below. The sum of these products is divided by the aggregate monthend Account Value in all Investment Accounts. We multiply the resulting percentage by your monthend Account Value in each Investment Account, and add the resulting amount to your Account Value for that Investment Account.

       Aggregate MonthEnd Account Value
       allocated to Investment Accounts                Annual VIP Credit Factors
             First  $   750,000                               0.10%
             Next   $   750,000                               0.30%
             Next   $ 1,000,000                               0.45%
             Next   $ 2,500,000                               0.75%
             Next   $ 5,000,000                               0.85%
             Over   $10,000,000                               0.95%

The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses the Contractholder has selected and agreed to in its AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to the Contractholder prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to the Contractholder prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.]

TDA.GMDB.OM-C                    (NM)                       [(SBR)]          15

                   American United Life Insurance Company (R)
                           Indianapolis, IN 46206-0368

CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into an Internal Revenue Code Section 403(b) taxdeferred annuity MultipleFund Group Variable Annuity Contract (the Contract), and that
AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this Certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at your direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  Certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY



                                        Secretary

                    TDA Multiple-Fund Group Variable Annuity
            with Guaranteed Minimum Death Benefit [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

WARNING: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete, or misleading information is guilty of a felony.


TDA.GMDB.OM-C                        (Oklahoma)                         [(SBR)]

                          SECTION 9 GENERAL PROVISIONS

9.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them under the Contract. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

9.2 Entire Contract: The Contract and the Contractholder's application, and any amendments, riders, or endorsements to the contract constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such plan, trust, custodial agreement, or other agreement.

9.3 Benefit Determinations: You must furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to your benefits.

9.4  Termination  of  Contract:  The  Contract  terminates  automatically  if no amounts remain in either the FIA or any Investment Account. [The Contractholder] may stop making Contributions at any time. We have the right to refuse Contributions as of the last day of the second month following the date that [the Contractholder] is notified by us in writing of this fact.

9.5 Representations and Warranties: The Contractholder and we mutually represent and warrant, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution or performance of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of the Contract, any Participant Account, or any transaction involving the Contract.

9.6 [Contractholder] Representative; Misstatement of Data: [The Contractholder] may designate a representative to act on [its] behalf under Sections 2 or
     3. We may rely on any information [the Contractholder, its] designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

9.7 Form of Request, Notice, Instruction, or Direction: When reference is made to [the Contractholder, its] designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

9.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under the Contract.

9.9 Conformity with Law: Any benefit payable under the Contract shall not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered. Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

TDA.GMDB.OM-C                        (Oklahoma)             [(SBR)]          18

     (a) A Participant who has a FIA Account Value may borrow money from us, using that FIA Account Value as the only security for the loan, by submitting a proper written request to us. The minimum amount of any single loan is $2,000 (or $1,000, if required by state law). The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of your FIA Withdrawal Value, or (2) $50,000. Your FIA Withdrawal Value, which must be at least twice the amount of the outstanding loan balance, serves as security for the loan, and continues to earn interest. Our payment of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the loan effective date. We declare the loan interest rate at the beginning of each calendar quarter (or calendar year, if required by state law). The interest rate charged is equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan (or as of October of the previous calendar year, if required by state law), as published by Moody's Investors Service. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. (If required by state law, if the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, we will declare such reduced interest rate to be in effect during the next succeeding calendar year.)

     (c) A loan to you must be repaid to us within a term of 5 years, unless you certify to us that the loan is to be used to acquire your principal residence, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, we apply the repayment first to any accrued interest and then to the outstanding loan principal.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l00% of the total of all of your loan balances equals your FIA Withdrawal Value, then we deduct these balances from your FIA share. If you have outstanding loans, then withdrawals or transfers to the Variable Account are permitted only to the extent that your remaining FIA Withdrawal Value equals twice the total of any of your outstanding loans under the Contract. All loan balances must be paid or satisfied in full before any amount from your FIA share is paid as a full withdrawal, as a Death Benefit, upon annuitization, or as another permitted distribution.

     (e) We may modify the loan restrictions or limitations stated above in this Section, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by us.

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

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: The Contractholder and we may agree to any change or amendment to the Contract without the consent of any other person or entity. The Contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 [and the charge level listed in item (1) of the Table of Contract Charges] using the procedures of Section 8.5. For the charge listed in [item (2)] of the Table of Contract Charges, we may not exceed the maximum charge level listed therein.

8.3 Conformance with Law: We may amend the Contract at any time, without [the Contractholder's or your] consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or the Contractholder the benefit of, any provisions of federal or state laws. Any such amendment must be approved by the state of Vermont and will be delivered to the Contractholder prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the Contract. Where required under applicable law, we will not substitute any shares attributable to your interest in any Investment Account without notice, your approval or Contractholder approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

          Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

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


     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts.

8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of the Contract (except for those prohibited amendments listed in Section 8.6) by giving the Contractholder [60 days] notice prior to the contract anniversary of such modification. Any such modification is effective without the Contractholder's or your affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the maximum charge level listed in [item (2)] of the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to the Contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to your FIA balance on the modification's effective date.

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